                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant        X
                         -----------
Filed by a Party other than the Registrant
                                            ----------
Check the Appropriate Box:

     Preliminary Proxy Statement
----
     Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
----
  X  Definitive Proxy Statement
----

     Definitive Additional Materials
----
     Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12
----

                              SJNB Financial Corp.
                              --------------------
                (Name of Registrant as Specified In Its Charter)


                              ---------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
  x  No fee required.
----

     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
----
     1)  Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------
     2)  Aggregate number of securities to which the transaction applies:

         ---------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
         ---------------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction:
                                                         ---------------
     5)  Total fee paid:
                        ------------------------------------------------

     Fee paid previously with preliminary materials
----

     Check box if any part of the fee is offset as provided by Exchange Act Rule ---- 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:
                                -----------------------------------
     2)  Form, Schedule or Registration Statement No.:
                                                      -------------
     3)  Filing Party:
                      ---------------------------------------------
     4)  Date Filed:
                    -----------------------------------------------

                               Proxy Statement of








                              SJNB Financial Corp.




































                    Notice of Annual Meeting of Shareholders

                                  May 26, 1999

                                 April 16, 1999




Dear Shareholder:

You are cordially invited to attend the 1999 Annual Meeting of Shareholders of SJNB Financial Corp. to be held on May 26, 1999, at 10:00 a.m., in the Main Dining Room at The San Jose Country Club, 15571 Alum Rock Avenue, San Jose, California.

It is important that your shares be represented at the meeting. Whether or not you plan to attend the meeting, you are requested to complete, date, sign and return the enclosed proxy in the return envelope provided. The Board of Directors recommends that you vote "for" each of the proposals described in the attached proxy statement and on the proxy.

Sincerely yours,


/s/ Robert A. Archer                   /s/ James R. Kenny

Robert A. Archer                       James R. Kenny
Chairman of the Board                  President & Chief Executive Officer

                              SJNB FINANCIAL CORP.
                             One North Market Street
                           San Jose, California 95113
                                 (408) 947-7562

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To be Held on May 26, 1999

To the Shareholders of SJNB Financial Corp.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of SJNB Financial Corp. will be held in the Main Dining Room at The San Jose Country Club, 15571 Alum Rock Avenue, San Jose, California on May 26, 1999, at 10:00 a.m., for the following purposes:

   1. To elect the following eleven directors of the Corporation to serve until the next Annual Meeting of Shareholders and until their respective successors shall be elected and qualified:

           Ray S. Akamine                                 Arthur K. Lund
           Robert A. Archer                               Louis Oneal
           Albert V. Bruno                                Diane P. Rubino
           Rod Diridon                                    Douglas L. Shen
           F. Jack Gorry                                  Gary S. Vandeweghe
           James R. Kenny

   2. To approve an amendment to the Corporation's Restated Articles of Incorporation and Bylaws to provide for the classification of the Board of Directors into three classes.

   3. To approve an amendment to the Corporation's Restated Articles of Incorporation to authorize the issuance of Preferred Stock.


   4. To approve an amendment to the Corporation's 1996 Stock Option Plan to authorize the issuance of an additional 150,000 options to purchase Common Stock.


   5. To ratify the appointment of KPMG LLP as the Corporation's independent public accountants for the year ending December 31, 1999.

   6. To consider and transact such other business as may properly come before the Annual Meeting.


The close of business on April 12, 1999, is the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any postponements or adjournments thereof.

Whether or not you plan to attend the Annual Meeting, you may vote by completing, signing and returning the enclosed proxy promptly. Any shareholder present at the Annual Meeting may vote personally on all matters brought before the Annual Meeting, in which event your proxy will not be used.

By Order of the Board of Directors,


/s/ Robert A. Archer                       /s/ James R. Kenny

Robert A. Archer                           James R. Kenny
Chairman of the Board                      President & Chief Executive Officer


April 16, 1999


(Approximate mailing date of proxy materials)



                                TABLE OF CONTENTS
                                                                                                      PAGE
                                                                                                      ----

GENERAL INFORMATION                                                                                      1
   Revocability of Proxies                                                                               1
   Solicitation of Proxies                                                                               1
   Outstanding Securities and Voting Rights                                                              1
   Proposals of Shareholders                                                                             3

ELECTION OF DIRECTORS                                                                                    3
   Nominees to the Board of Directors                                                                    3
   Nominations for Directors                                                                             5
   Designation of Classes if Proposal No. 2 is Approved                                                  5
   Certain Committees of the Board of Directors                                                          6
   Compensation of Directors                                                                             6
   Meetings of the Board of Directors                                                                    6
   Executive Officers                                                                                    6

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT                                                           7

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS                                                          8

EXECUTIVE COMPENSATION AND TRANSACTIONS WITH DIRECTORS AND OFFICERS                                      9
   Summary Compensation Table                                                                            9
   Compensation Committee Report                                                                         9
   Stock Performance Chart                                                                              12
   Stock Option Plans                                                                                   12
   Employment Agreements                                                                                13
   Transactions with Directors and Officers                                                             13
   Section 16(a) Beneficial Ownership Reporting Compliance                                              14

PROPOSAL NO. 2:  CLASSIFICATION OF BOARD OF DIRECTORS                                                   14
   Introduction                                                                                         14
   Effect of Classification of Board                                                                    15
   Other Effects                                                                                        16
   Required Approval                                                                                    17
   Recommendation of Management                                                                         17

PROPOSAL NO. 3:  AUTHORIZATION OF ISSUANCE OF PREFERRED STOCK                                           17
   Introduction                                                                                         17
   Reasons for the Amendment                                                                            18
   Other Effects                                                                                        18
   Required Approval                                                                                    19
   Recommendation of  Management                                                                        19

PROPOSAL NO. 4:  APPROVAL OF THE AMENDMENT TO THE 1996 STOCK OPTION PLAN                                19
   Summary of the 1996 Stock Option Plan                                                                19
   Proposed Amendment                                                                                   19
   Federal Income Tax Consequences                                                                      20
   Amended Plan Benefits                                                                                20
   Required Approval                                                                                    20
   Recommendation of Management                                                                         20

PROPOSAL NO. 5:  RATIFICATION OF APPOINTMENT OF INDEPENDENT
   PUBLIC ACCOUNTANTS                                                                                   20
   Ratification of KPMG LLP                                                                             20
   Required Approval                                                                                    21
   Recommendation of Management                                                                         21

OTHER MATTERS                                                                                           21

ANNUAL REPORT ON FORM 10-K                                                                              21

ANNEX A                                                                                                A-1

                                 PROXY STATEMENT
                                       OF
                              SJNB FINANCIAL CORP.

                             One North Market Street
                           San Jose, California 95113
                                 (408) 947-7562


                         Annual Meeting of Shareholders
                                  May 26, 1999

                                  INTRODUCTION

These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of SJNB Financial Corp. (the "Corporation"), a California corporation, for use at the Annual Meeting of Shareholders (the "Meeting") to be held on May 26, 1999, at 10:00 a.m. in the Main Dining Room at The San Jose Country Club, 15571 Alum Rock Avenue, San Jose, California, and any postponements or adjournments thereof. These proxy materials were mailed to shareholders on or about April 16, 1999.


                               GENERAL INFORMATION

Revocability of Proxies

A proxy for voting your shares at the Meeting is enclosed. Any shareholder giving the enclosed proxy has the right to revoke it at any time before it is exercised by filing with the Corporation's Secretary, James R. Kenny, a written notice of revocation or a duly executed proxy bearing a later date. A shareholder may also revoke a proxy by attending the Meeting and advising the Chairman of his or her election to vote in person.

Solicitation of Proxies

This proxy solicitation is made by the Board of Directors of the Corporation and the cost of the solicitation is being borne by the Corporation. Solicitation is being made by this Proxy Statement and may also be made by employees or agents of the Corporation who may communicate with shareholders or their representatives in person, by telephone or by additional mailings. The Corporation may, at its discretion, engage the services of a proxy solicitation firm to assist in the solicitation of proxies. The total expense of this solicitation will be borne by the Corporation and will include reimbursement paid to brokerage firms and others for their expenses in forwarding soliciting material and such expenses as may be paid to any proxy solicitation firm engaged by the Corporation.

Outstanding Securities and Voting Rights

Only those shareholders of record of the Corporation's common stock ("Common Stock") as of the record date, April 12, 1999, will be entitled to notice of and to vote in person or by proxy at the Meeting or any postponement or adjournment thereof, unless a new record date is set for a postponed or adjourned meeting.


As of April 12, 1999, the Corporation had one class of securities issued and outstanding, consisting of 2,342,631 shares of Common Stock. Such shares are held by approximately 2,200 shareholders. All of the shares are voting shares and entitled to vote at the Meeting. Each share of Common Stock is entitled to one vote at the Meeting.


In the election of directors, the eleven (11) candidates receiving the highest number of votes will be elected. Approval of Proposal Nos. 2 and 3 (to amend the

Restated Articles of Incorporation and Bylaws to provide for classification of the Corporation's Board of Directors into three classes and to amend the Restated Articles of Incorporation to authorize the issuance of Preferred Stock) requires the affirmative vote of a majority of the outstanding shares of Common Stock. Approval of each of the other proposals requires the affirmative vote of a majority of the shares of Common Stock represented at the Meeting and entitled to vote with respect to each such matter.



A majority of the shares entitled to vote, represented either in person or by a properly executed proxy, will constitute a quorum at the Meeting. If, by the time scheduled for the Meeting, a quorum of shareholders of the Corporation is not present or if a quorum is present but sufficient votes in favor of any of the proposals have not been received, the Meeting may be held for purposes of voting on those proposals for which sufficient votes have been received, and the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any of the proposals for which sufficient votes have not been received. If a shareholder withholds authority to vote for directors on the enclosed proxy, or attends the Meeting, elects to vote in person, but abstains from voting in the election of directors, that shareholder's shares will not be counted in determining the candidates receiving the highest number of votes. For shares present at the Meeting in person or by proxy, an abstention with respect to Proposal Nos. 2, 3, 4 and 5 is treated the same as a vote against such matter. Generally broker non-votes (shares as to which brokerage firms have not received voting instructions from their clients and therefore do not have the authority to vote the shares at the Meeting) will be considered in determining if a quorum is present at the Meeting but will be disregarded in determining votes cast. However, with respect to Proposal Nos. 2 and 3, which require approval by the holders of a majority of the outstanding shares of the Corporation's Common Stock, broker non-votes will have the effect of a vote against such proposals.

If the enclosed proxy is completed in the appropriate spaces, signed, dated and returned, the proxy will be voted as specified in the proxy. If no specification is made on an executed proxy, it will be voted FOR the election of directors nominated by the Board, FOR approval of the amendment to the Restated Articles of Incorporation and Bylaws to provide for classification of the Board of Directors into three classes, FOR approval of the amendment to the Restated Articles of Incorporation to authorize the issuance of Preferred Stock, FOR approval of the amendment to the 1996 Stock Option Plan and FOR the ratification of the selection of KPMG LLP as the Corporation's independent public accountants.

The proxy also confers discretionary authority to vote the shares represented thereby on any matter that was not known at the time this Proxy Statement was mailed which may properly be presented for action at the Meeting and may include: approval of minutes of the prior annual meeting which will not constitute ratification of the actions taken at such meeting; action with respect to procedural matters pertaining to the conduct of the Meeting; and election of any person to any office for which a bona fide nominee is named herein if such nominee is unable to serve or for good cause will not serve. Management of the Corporation is not aware of any other matters to come before the Meeting. If, however, any other matters of which the Board is not now aware are properly presented for action, it is the intention of the proxy holders named in the enclosed proxy to vote such proxy on such matters in accordance with their best business judgment.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF
                                                             ---
THE DIRECTORS NOMINATED BY THE BOARD, FOR APPROVAL OF THE AMENDMENT TO THE
                                      ---
RESTATED ARTICLES OF INCORPORATION AND BYLAWS TO PROVIDE FOR CLASSIFICATION OF THE BOARD OF DIRECTORS INTO THREE CLASSES, FOR APPROVAL OF THE AMENDMENT TO THE
                                           ---
RESTATED ARTICLES OF INCORPORATION TO AUTHORIZE THE ISSUANCE OF PREFERRED STOCK, FOR APPROVAL OF THE AMENDMENT TO THE 1996 STOCK OPTION PLAN AND FOR THE
---                                                             ---
RATIFICATION OF THE SELECTION OF KPMG LLP AS THE CORPORATION'S INDEPENDENT PUBLIC ACCOUNTANTS.

Proposals of Shareholders

Under certain circumstances, shareholders are entitled to present proposals at shareholder meetings. For any such proposal to be considered for inclusion in the proxy statement prepared for next year's Annual Meeting, the proposal must be received at the Corporation's executive offices at One North Market Street, San Jose, California 95113 prior to December 18, 1999. Any such proposal received by the Corporation's principal executive offices after such date will be considered untimely and may be excluded from the proxy statement and form of proxy. The deadline for submission of stockholder proposals to be presented at next year's Annual Meeting, but which will not be included in the proxy statement and form of proxy relating to such meeting, is March 4, 2000. Any such proposal received by the Corporation's principal executive offices after such date will be considered untimely and the persons named in the proxy for such meeting may exercise their discretionary voting power with respect to such proposal.


                              ELECTION OF DIRECTORS

Nominees to the Board of Directors

The Bylaws of the Corporation provide that the number of directors of the Corporation shall be no less than nine and no more than seventeen, with the exact number within such range to be fixed by amendment of the Bylaws adopted by the shareholders or by the Board of Directors. The number of directors is presently fixed at eleven.

The persons named below, all of whom are currently members of the Corporation's Board of Directors, have been nominated for election as directors to serve until the next Annual Meeting and until their successors are duly elected and qualified. If any nominee should become unable or unwilling to serve as a director, the proxies will be voted for such substitute nominee as shall be designated by the Board of Directors. The Board of Directors presently has no knowledge that any of the nominees will be unable or unwilling to serve. The eleven nominees receiving the highest number of votes at the Meeting shall be elected.

The following table sets forth certain information with respect to those persons nominated by the Board of Directors for election as directors, which information is based on data furnished by each such nominee. Each member of the Corporation's Board of Directors also serves as a director of San Jose National Bank ("SJNB" or the "Bank").




                            First Elected                        Principal Business Experience
           Name             a Director(1)     Age                  During the Past Five Years
           ----             -------------     ---                ------------------------------


Ray S. Akamine                   1994          52    Chief Financial Officer of Hill View Packing Company
                                                     in San Jose since April 1998.  Prior to that time, he
                                                     served as Chief Financial Officer of Consolidated
                                                     Factors in Monterey, California from November 1995 to
                                                     March 1998.  Prior to that time, he served as Vice
                                                     President of Finance for Mariani Packing Company, a
                                                     food processing company located in San Jose, from
                                                     June 1984 to November 1995.

Robert A. Archer                 1982          65    Chairman of the Board of Directors of the Corporation
                                                     and SJNB since 1993. President and a principal
                                                     stockholder of Coast Counties Truck and Equipment
                                                     Company, a heavy duty truck dealership and service
                                                     facility in San Jose, which he has owned and operated
                                                     for more than 30 years.

Albert V. Bruno                  1994          54    Director, Center for Innovation and Entrepreneurship and
                                                     Professor of Marketing at Santa Clara University.
                                                     He has been at Santa Clara University since 1971 where he
                                                     has served as chairman of the Marketing Department and
                                                     Acting Dean.




                            First Elected                        Principal Business Experience
           Name             a Director(1)     Age                  During the Past Five Years
           ----             -------------     ---                ------------------------------


Rod Diridon                      1994          60    Executive Director of the Norman Y. Mineta
                                                     International Institute for Surface Transportation
                                                     Policy Studies at the College of Business at San Jose
                                                     State University since 1994.  Prior to that time, he
                                                     served as the Supervisor of the 4th District of the
                                                     County of Santa Clara, to which he was elected in
                                                     1974.

F. Jack Gorry                    1988          65    Private consultant since September 1992.

James R. Kenny                   1991          54    President, Chief Executive Officer and Secretary of
                                                     the Corporation and SJNB since September 1991.

Arthur K. Lund                   1982          65    A practicing attorney at law and a member of
                                                     Rosenblum, Parish & Isaacs in San Jose since 1993.
                                                     Prior to that, he was a member of Rankin, Center,
                                                     Luckhardt & Lund.  Mr. Lund was the Chairman of the
                                                     Board of the Corporation from 1983 through 1992.

Louis Oneal                      1982          66    A practicing attorney at law and a member of The Law
                                                     Offices of Louis Oneal in San Jose.

Diane P. Rubino                  1987          50    President of Hill View Packing Company since 1993.
                                                     Previously she was a partner of Valley View Packing
                                                     since 1977.

Douglas L. Shen                  1994          60    A self employed dentist since 1966.  His office is
                                                     located in San Jose, California.

Gary S. Vandeweghe               1982          60    A practicing attorney at law with Olimpia, Whalen &
                                                     Lively since April 1996.  From December 1995 to April
                                                     1996, he was a member of the Law Offices of Gary S.
                                                     Vandeweghe. Prior to that time, he was a member of
                                                     Rankin, Luckhardt, Vandeweghe, Landsness & Lahde in
                                                     San Jose.

-------------------

(1) Includes service as a director of SJNB prior to the organization of SJNB Financial Corp. Directors Akamine, Bruno, Diridon and Shen were directors of Business Bancorp and California Business Bank prior to the merger.

There is no family relationship among any of the Corporation's executive officers, directors or nominees for director.

Nominations for Directors


The Corporation's Bylaws provide that nominations for a director may be made by shareholders, provided that certain informational requirements concerning the identities of the nominating shareholder and the nominee are complied with in advance of the meeting. This provision is intended to provide advance notice to management of any attempt to effect an election contest or a change in control of the Board of Directors, and may have the effect of precluding third party nominations if not followed. Specifically, the Bylaws provide that nominations for directors, other than those made by or on behalf of existing management, must be made in writing and mailed or delivered to the President of the Corporation, no less than 14 nor more than 50 days prior to any meeting of shareholders called for the election of directors, except that if less than 21 days' notice of the meeting is given, such nomination must be mailed or delivered to the President by the close of business on the seventh day following the date on which the notice was mailed. The written nomination must include the following information, to the extent known by the nominating shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of Common Stock of the Corporation that will be voted for each proposed nominee; (d) the name and residence address of the nominating shareholder; and (e) the number of shares of Common Stock of the Corporation owned by the nominating shareholder.


The Bylaws provide that nominations not made in accordance with the above procedure may, at his discretion, be disregarded by the Chairman of the Meeting and, upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee.

Designation of Classes if Proposal No. 2 is Approved

If Proposal No. 2 is approved and the Board of Directors is classified into three classes with staggered three-year terms (see "Proposal No. 2:
Classification of Board of Directors"), Class I Directors will be elected for an initial one-year term, Class II Directors will be elected for an initial two-year term and Class III Directors will be elected for an initial three-year term. Votes by the Corporation's proxy holders will be cast in such a way as to effect the election of all nominees.

Class I Directors     Class II Directors      Class III Directors
-----------------     ------------------      -------------------
Albert V. Bruno       Ray S. Akamine          Robert A. Archer
F. Jack Gorry         Rod Diridon             James R. Kenny
Louis Oneal           Arthur K. Lund          Diane P. Rubino
                      Douglas L. Shen         Gary S. Vandeweghe

If one or more persons other than management's nominees are nominated and receive sufficient votes to be elected and Proposal No. 2 is approved, such person or persons will be deemed elected to the class of directors for which management's nominee who was not elected was proposed. If two or more of management's nominees are not elected, the other persons elected shall be entitled to select, in order of the number of votes cast in their favor, the class to which they are elected from the classes to which fewer than all of management's nominees were elected. Accordingly, a person other than a nominee of management may receive more votes than any of management's nominees for a particular class, e.g., Class III, but if all of management's nominees for Class III are among the eleven candidates receiving the greatest number of votes, such nominees will be elected as Class III Directors and the other person elected to the Board must select from a class to which fewer than all of management's nominees were elected.

Certain Committees of the Board of Directors

The Board of Directors of the Corporation has a standing Audit Committee and Compensation Committee. The Audit Committee of the Corporation is chaired by Rod Diridon and the members are Ray S. Akamine, F. Jack Gorry, Diane P. Rubino, Douglas L. Shen and Gary S. Vandeweghe. The Audit Committee met four times in 1998 for the purpose of reviewing the scope of and planning for the annual audit, and reviewing the results of internal operations audits of the Bank and the Bank's compliance with consumer laws, regulatory agency reports and securities reports.

The Compensation Committee is chaired by Albert V. Bruno and the members are Robert A. Archer, F. Jack Gorry, Arthur K. Lund, Louis Oneal, Douglas L. Shen and Gary S. Vandeweghe. The Compensation Committee met three times in 1998 for the purpose of setting compensation levels of senior officers and directors, reviewing and approving bonus plans and payments, and reviewing and approving employee benefit plans, including stock option, insurance and retirement plans. In addition, the Committee reviews and approves the Corporation's Compensation Policy.

The Corporation does not have a standing nominating committee. The Board of Directors of the Corporation performs the functions of such committee. Nominations by shareholders can be made only by complying with the Corporation's Bylaws and the notice provisions discussed above.

Compensation of Directors

In 1998, the outside directors of the Corporation were paid an annual retainer of $12,000 through July 1998. In August 1998 this amount was increased to $15,000. In addition, each director was paid $250 through July 1998 and $500 from August 1998 for attendance at each meeting of standing committees of the Corporation of which he or she is a member. Directors of the Corporation do not now receive additional fees for attendance at the Corporation's Board meetings. In addition, the 1996 Stock Option Plan provides for automatic annual grants to each non-employee director on March 1 of each year of options to purchase 5,000 shares of Common Stock.

Meetings of the Board of Directors

The Corporation's Board of Directors held a total of 11 regular meetings in 1998. Every director attended at least 75% of: (i) the Corporation's 11 Board meetings; and (ii) all of the meetings of any committee of the Corporation's Board on which such director served, except for Messrs. Diridon and Lund who attended 73% and 71% of such meetings, respectively.

Executive Officers

The executive officers of the Corporation and SJNB include James R. Kenny, President and Chief Executive Officer, about whom information is provided above, and the following persons:


                                                                           Principal Occupation
          Name and Position(s)                    Age                   During the Past Five Years
          --------------------                    ---                   --------------------------

Eugene E. Blakeslee                               53           Executive Vice President and Chief
Executive Vice President and Chief                             Financial Officer of the Corporation and
Financial Officer of the Corporation                           SJNB since September 1991.
and SJNB

Frederic H. Charpiot                              52           Senior Vice President and Chief Credit
Senior Vice President and Chief Credit                         Officer of SJNB since October 1991.
Officer of SJNB

Margo F. Culcasi                                  51           Senior Vice President/Liability Management
Senior Vice President/Liability                                of SJNB since February 1993.
Management of SJNB

Judith Doering-Nielsen                            53           Senior Vice President and Senior Lending
Senior Vice President and Senior                               Officer of SJNB since October 1991.
Lending Officer of SJNB


                 SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT


The following table sets forth information as of April 12, 1999, pertaining to beneficial ownership of the Corporation's Common Stock by each current director of the Corporation, each nominee to be elected to the Board of Directors, the Chief Executive Officer, the four other most highly compensated executive officers and all directors and officers(1) of the Corporation and SJNB as a group. The information contained herein has been obtained from the Corporation's records, from information furnished directly by the individual to the Corporation, or from various filings made by the named individuals with the Securities and Exchange Commission (the "SEC").



The table should be read with the understanding that more than one person may be the beneficial owner or possess certain attributes of beneficial ownership with respect to the same securities. Therefore, careful attention should be given to the footnote references set forth in the column "Amount and Nature of Beneficial Ownership." In addition, shares issuable pursuant to options which may be exercised within 60 days of April 12, 1999, are deemed to be issued and outstanding and have been treated as outstanding in calculating the percentage ownership of those individuals possessing such interest, but not for any other individuals. Thus, the total number of shares considered to be outstanding for the purposes of this table may vary depending upon the individual's particular circumstance.





                                                                       Percent of
     Name and Address of                     Amount and Nature of      Outstanding
     Beneficial Owner(2)                     Beneficial Ownership(3)   Common Stock
     -------------------                     -----------------------   ------------

     Ray S. Akamine                               13,000(4)                 *
     Robert A. Archer                             56,584(4)(5)             2.41%
     Albert V. Bruno                              19,165(4)                 *
     Rod Diridon                                   7,699(4)                 *
     F. Jack Gorry                                13,000(4)                 *
     James R. Kenny                              132,811(6)(7)             5.62%
     Arthur K. Lund                               70,778(4)(8)(9)          3.01%
     Louis Oneal                                  71,004(4)(8)             3.02%
     Diane P. Rubino                              18,377(10)                *
     Douglas L. Shen                              70,860(4)(11)            3.02%
     Gary S. Vandeweghe                           40,503(4)                1.72%
     Eugene E. Blakeslee                         103,748(6)(12)            4.40%
     Frederic H. Charpiot                         74,637(6)(13)            3.17%
     Margo F. Culcasi                             14,020(14)                *
     Judith Doering-Nielsen                       25,057(15)               1.07%

     Directors and Executive Officers as         568,097(16)              22.95%
     a group (15 persons)

* Less than 1% of the outstanding Common Stock.
------------------------
  (1)    As used throughout this Proxy Statement, the terms "officer" and
         "executive officer" refer to the Corporation and SJNB's President and
         Chief Executive Officer, and Executive Vice President and Chief
         Financial Officer, and SJNB's Chief Credit Officer, Senior Lending
         Officer and Senior Vice President/Liability Management.
  (2)    The address for all persons is c/o SJNB Financial Corp., One North Market Street, San Jose,
         California 95113.
  (3)    Includes  shares  beneficially  owned,  directly and indirectly,  together with  associates.
         Subject to applicable  community property laws and shared voting or investment power with a spouse, the persons listed have sole voting and investment power with respect to such shares unless otherwise noted.
  (4)    Includes 7,000 shares underlying stock options.
  (5)    Includes 3,720 shares owned of record by a trust of which Mr. Archer is a trustee and beneficiary.

                                       7


  (6)    Includes 55,611 shares held in the SJNB Cash or Deferred Profit Sharing
         Plan (the "401(k)") of which Messrs. Kenny, Blakeslee and Charpiot are trustees and beneficiaries and with regard to which shares Messrs.
         Kenny, Blakeslee and Charpiot have sole or shared voting power. Messrs.
         Kenny, Blakeslee and Charpiot disclaim beneficial ownership of the
         401(k) shares, other than such shares allocated to their respective personal accounts in the 401(k); 4,155, 3,138 and 2,155, respectively.
  (7)    Includes 20,000 shares underlying stock options.
  (8)    Includes  51,884 shares  owned of record by a trust of which Messrs. Lund and Oneal are trustees, as to which shares they disclaim beneficial ownership.
  (9)    Includes 3,782 shares owned of record by a trust of which Mr. Lund is the trustee and beneficiary.
 (10)    Includes 4,000 shares underlying stock options.
 (11)    Includes 30,816 shares owned of record by a trust of which Dr. Shen is a trustee and beneficiary.
 (12)    Includes 16,000 shares underlying stock options.
 (13)    Includes 12,560 shares underlying stock options.
 (14)    Includes 9,300 shares underlying stock options.
 (15)    Includes 8,000 shares underlying stock options.
 (16)    Includes 133,160 shares underlying stock options.




                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Information herein regarding ownership of the Corporation's Common Stock by entities or persons known by the Corporation to be the beneficial owner of more than 5% of the Corporation's Common Stock is based solely on copies of Schedules provided to the Corporation by such entities or persons which have also been filed with the SEC.


According to a Schedule 13D filed with the SEC on February 13, 1998, Banc Fund III L.P., Banc Fund III Trust, Banc Fund IV L.P. and Banc Fund IV Trust, 208 S. LaSalle Street, Chicago IL, 60604, collectively reported beneficial ownership of 170,833 shares of the Corporation's Common Stock, or 7.29% of shares outstanding as of April 12, 1999. Each of such entities reported that it had sole voting and investment power with respect to the following shares of Corporation Common
Stock: Banc Fund III L.P., 19,234 shares; Banc Fund III Trust, 58,957 shares; Banc Fund IV L.P., 21,233 shares; and Banc Fund IV Trust, 71,409 shares.



Pine Capital Management, Inc., 353 Sacramento Street, San Francisco, CA 94111, provided a copy of a Schedule 13G dated February 16, 1999, reporting their beneficial ownership of 162,515 shares of the Corporation's common stock, or 6.94% of shares outstanding as of April 12, 1999. Pine Capital Management, Inc. is an investment advisor and has received power of attorney for investment purposes from their clients.



Other than the above described entities and Mr. James R. Kenny, whose ownership of shares is described in the table under "Security Ownership of Directors and Management," the Corporation knows of no other person who beneficially owned more than five percent of the Corporation's Common Stock as of April 12, 1999.

       EXECUTIVE COMPENSATION AND TRANSACTIONS WITH DIRECTORS AND OFFICERS

Summary Compensation Table

The following table sets forth the cash compensation paid to or allocated for the Chief Executive Officer of the Corporation and the four other most highly compensated executive officers for services rendered in all capacities to the Corporation and SJNB during 1998, 1997 and 1996.


                           Summary Compensation Table



                                                                             Long-term
                                                                           Compensation-
                                                  Annual Compensation        Securities
                                                  -------------------         Underlying          All Other
Name and Principal Position           Year       Salary(1)      Bonus         Options(2)       Compensation(3)
---------------------------           ----       ---------     -------        ----------       ---------------


James R. Kenny                        1998        $193,333    $130,000         24,000               $6,426
President, Chief Executive Officer    1997        $160,000    $145,000              0               $6,176
and Secretary of the Corporation      1996        $160,000    $125,000              0               $6,176
and SJNB

Eugene E. Blakeslee                   1998        $142,833     $95,000         12,000               $5,000
Executive Vice President and          1997        $107,000    $105,000              0               $4,750
Chief Financial Officer               1996        $107,000     $90,000              0               $4,750
of the Corporation and SJNB

Frederic H. Charpiot                  1998        $113,333     $72,000         10,000               $5,000
Senior Vice President and Chief       1997         $80,000     $80,000              0               $4,750
Credit Officer of SJNB                1996         $80,000     $70,000              0               $4,750

Margo F. Culcasi                      1998        $112,500     $72,000         10,000               $5,000
Senior Vice President/                1997         $75,000     $80,000              0               $4,750
Liability Management of SJNB          1996         $75,000     $62,525              0               $4,750

Judith Doering-Nielsen                1998        $114,167     $72,000         10,000               $5,000
Senior Vice President and Senior      1997         $85,000     $80,000              0               $4,750
Lending Officer of SJNB               1996         $85,000     $70,000              0               $4,750


------------------------
(1) The executive officers received perquisites in addition to their salaries. The value of such perquisites did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for each such executive officer. Salary amounts include compensation deferred at the election of the executive in the year earned.
(2) On March 25, 1998, the following options were granted to the named executive officers at an exercise price equal to the market price of the Common Stock on the date of such grant: Mr. Kenny, 12,000; Mr. Blakeslee, 6,000; Mr. Charpiot, 5,000; Ms. Culcasi, 5,000; and Ms. Doering-Nielsen, 5,000. All of such options were cancelled on October 23, 1998, and reissued at an exercise price equal to the market price of the Common Stock on such date. See "Compensation Committee Report" and "Stock Option Plans" below.
(3) Consists of the Bank's contributions to vested and unvested defined contribution plans. Mr. Kenny's total also includes a life insurance premium of $1,426 paid by the Bank each year.



Compensation Committee Report

The Corporation's compensation program and policies applicable to its executive officers are administered by the Compensation Committee of the Board of Directors. The Compensation Committee is made up entirely of non-employee directors. The programs and policies are designed to enhance shareholder value by aligning the financial interests of the executive officers of the Corporation with those of its shareholders.

It is the Corporation's policy generally to qualify compensation paid to executive officers for deductibility under section 162(m) of the Internal Revenue Code. Section 162(m) generally prohibits the Corporation from deducting the compensation of executive officers that exceeds $1,000,000 unless that compensation is based on the satisfaction of objective performance goals. At the 1996 Annual Meeting, the Corporation obtained shareholder approval of the 1996 Stock Option Plan of SJNB Financial Corp. which contains limitations necessary to qualify awards under such plan as performance-based compensation and to maximize the tax deductibility of such awards. However, the Corporation reserves the discretion to pay compensation to its executive officers that may not be deductible.

There are three primary components of executive compensation: Base Salary, Bonuses and Stock Options.

Base Salary

Base salaries for fiscal 1998 reported herein were determined by the Compensation Committee. The Compensation Committee reviews salaries recommended by the Chief Executive Officer for executive officers other than the Chief Executive Officer. In conducting its review, the Compensation Committee takes into consideration the overall performance of the Company and the Chief Executive Officer's evaluation of individual executive officer performance. Final decisions on base salary adjustments for executives other than the Chief Executive Officer are made in conjunction with the Chief Executive Officer. The Compensation Committee independently determines the base salary for the Chief Executive Officer by: (a) examining the Corporation's performance against its preset goals, (b) examining the Corporation's performance within the banking industry, (c) evaluating the overall performance of the Chief Executive Officer and (d) comparing the base salary of the Chief Executive Officer to that of other chief executive officers in the banking industry. Based upon the data and performance, the Chief Executive Officer's base salary was increased to $200,000 annually as of March 1, 1998.

Bonuses

The Incentive Bonus Plan is a cash-based incentive bonus program. The Incentive Bonus Plan provides for payment to each named executive officer of an incentive cash bonus that is related to a percentage of the Corporation's pre-tax net earnings provided that such net earnings bear a certain relationship to the Corporation's assets. Under the Incentive Bonus Plan, the Chief Executive Officer was awarded a bonus of $130,000 in 1999 for performance in 1998.

Stock Options and Repricing of Stock Options


The Compensation Committee annually grants options under the 1996 Stock Option Plan with an exercise price equal to or greater than the fair market value on the date of grant. The grants are intended to retain and motivate key executives and to provide a direct link with the interests of the shareholders of the Corporation. The Compensation Committee, in making its determination as to grant levels, takes into consideration: (i) prior award levels, (ii) total awards received to date by the individual executive, (iii) the total stock award to be made and the executive's percentage participation in the award, (iv) the executive's direct ownership of the Corporation's shares, (v) the number of options vested and nonvested and (vi) the options outstanding as a percentage of total shares outstanding. The 1996 Stock Option Plan limits the total number of shares subject to options that may be granted to a participant in any year to not more than 100,000 shares. In March 1998 Mr. Kenny was awarded options to purchase 12,000 shares of Common Stock. As discussed below, such options were cancelled on October 23, 1998, and reissued at an exercise price equal to the market price of the Common Stock on such date.


The Compensation Committee believes that stock options are a critical component of the compensation offered by the Corporation to promote the long-term retention of its employees, motivate high levels of performance and recognize employee contributions to the success of the Corporation. In light of a substantial decline in the market price of the Corporation's Common Stock, the Compensation Committee concluded that outstanding stock options with an exercise price in excess of the actual market value of the Common Stock were no longer an effective tool to retain and motivate the Corporation's employees. As a result, on October 23, 1998, the Compensation Committee approved a repricing of outstanding stock options with exercise prices above $26.69. Under this repricing program, employees, including executive officers, could elect to cancel existing stock options and substitute new stock options with an exercise price of $26.69 (the market price of the Corporation's Common Stock on such date). These new stock options expire ten years from the date of the repricing. Otherwise, the terms of the stock options were not changed.


The following table provides certain information concerning options granted to the executive officers named in the Summary Compensation Table in the fiscal year ended December 31, 1998, and repriced during such year:



                                      Ten-Year Option Repricings(1)

                                                                                              Length of
                                        Number of      Market                                 Original
                                        Securities     Prices of       Exercise               Option Term
                                        Underlying     Stock at        Price at    New        Remaining at
                                        Options        Time of         Time of     Exercise   Date of
Name                       Date         Repriced       Repricing       Repricing   Price      Repricing
----                       ----         --------       ---------       ---------   -----      ---------


James R. Kenny              10/23/98     12,000         $26.69         $35.47      $26.69     9.42 years
Eugene E. Blakeslee         10/23/98      6,000          26.69          35.47       26.69     9.42 years
Frederic H. Charpiot        10/23/98      5,000          26.69          35.47       26.69     9.42 years
Margo A. Culcasi            10/23/98      5,000          26.69          35.47       26.69     9.42 years
Judith Doering-Nielsen      10/23/98      5,000          26.69          35.47       26.69     9.42 years


----------------

(1)      In each case, the options that were  cancelled and repriced had an expiration  date of
         March 25, 2008.  See "Option Grants in Last Fiscal Year" table below.



The foregoing report has been furnished by the Compensation Committee of the Board of Directors of SJNB Financial Corp.:

Robert A. Archer
Albert V. Bruno (Chair)
F. Jack Gorry
Arthur K. Lund
Louis Oneal
Douglas L. Shen
Gary S. Vandeweghe

Stock Performance Chart(1)

[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T:]


                                           Index                    Index
  Date               SJNB             Nasdaq-Total U.S.          Nasdaq-Banks
  ----               ----             -----------------          ------------


  Dec-93               100                       100                   100
  Jan-94           103.125                  103.0348              101.6426
  Feb-94          104.6875                  102.0727              100.3648
  Mar-94            106.25                  95.79726              98.79018
  Apr-94           98.4375                  94.55337              101.9843
  May-94               100                  94.78510              106.6341
  Jun-94            97.875                  91.31837              106.6390
  Jul-94          113.6612                  93.19261              108.1192
  Aug-94          113.6612                  99.13471              110.8821
  Sep-94          111.2996                  98.88137              107.8211
  Oct-94          102.6108                  100.8240              104.5813
  Nov-94          91.56048                  97.47939              100.2155
  Dec-94            98.875                  97.75195              99.63597
  Jan-95          95.68548                  98.30986              102.9822
  Feb-95            98.875                  103.5091              108.0180
  Mar-95          103.6592                  106.5784              109.0840
  Apr-95          105.2540                  109.9363              112.1069
  May-95          114.8225                  112.7719              115.5236
  Jun-95          117.5423                  121.9109              120.4350
  Jul-95          119.1525                  130.8731              126.1089
  Aug-95          138.4745                  133.5258              132.8782
  Sep-95          144.9152                  136.5955              135.9363
  Oct-95          183.5592                  135.8067              138.1586
  Nov-95          173.8982                  138.9956              145.2442
  Dec-95          173.7880                  138.2560              148.3832
  Jan-96          175.4122                  138.9356              148.7294
  Feb-96          178.6606                  144.2237              150.7722
  Mar-96          185.1573                  144.6988              154.2279
  Apr-96          191.6541                  156.7003              153.4430
  May-96          211.1444                  163.8959              156.0190
  Jun-96          219.5161                  156.5078              156.7881
  Jul-96          235.8979                  142.5508              154.8353
  Aug-96          249.0033                  150.5376              165.5603
  Sep-96          253.9179                  162.0517              173.4901
  Oct-96          258.8324                  160.2611              181.1719
  Nov-96          253.9179                  170.1682              194.7137
  Dec-96          249.6152                  170.0149              195.9082
  Jan-97          267.7991                  182.0980              206.8045
  Feb-97          317.3915                  172.0260              218.4744
  Mar-97          307.4730                  160.7930              210.6047
  Apr-97          317.3915                  165.8197              215.3420
  May-97          324.0038                  184.6130              228.7881
  Jun-97          346.4658                  190.2661              245.0684
  Jul-97          334.8059                  210.3485              263.8778
  Aug-97          354.7943                  210.0275              261.7314
  Sep-97          429.7508                  222.4396              289.0291
  Oct-97          533.0243                  210.9240              290.1978
  Nov-97          486.3847                  211.9794              301.5083
  Dec-97          449.4078                  208.5795              328.0178
  Jan-98          482.9457                  215.1584              313.6197
  Feb-98          469.5306                  235.3596              330.9300
  Mar-98          471.2806                  244.0524              346.7613
  Apr-98          528.5075                  248.1959              351.2270
  May-98          548.7053                  234.5732              339.4385
  Jun-98          523.5249                  251.1192              340.1359
  Jul-98          564.0559                  248.4669              329.8628
  Aug-98          445.8406                  199.7518              268.9663
  Sep-98          373.2838                  227.3408              286.8702
  Oct-98          364.8001                  236.6315              307.3401
  Nov-98          390.2513                  259.9425              317.2061
  Dec-98          381.8208                  293.2090              324.9020

-------------------


(1) Assumes $100 invested on December 31, 1993 in the Corporation's Common Stock, the NASDAQ-Total U.S. index (Source: Nasdaq Amex) and the NASDAQ-Banks index (Source: Nasdaq Amex), with reinvestment of dividends.

Stock Option Plans

The following table provides certain information concerning options granted to the executive officers named in the Summary Compensation Table in the fiscal year ended December 31, 1998:


                                   Option Grants in Last Fiscal Year(1)

                                               Percent of                           Potential Realizable Value
                                              Total Number                          at Assumed Annual Rates of
                                Number of      of Options                          Stock Price Appreciation fo
                               Securities      Granted to                                  Option Term
                               Underlying      Employees   Exercise  Expiration    ----------------------------
Name                             Options       in 1998       Price      Date           5%           10%
----                             -------       -------       -----      ----           --           ---

James R. Kenny                    12,000          4.9%       $35.47  03/25/08       $203,280      $578,040
                                  12,000          4.9         26.69  10/23/08        201,360       510,480
Eugene E. Blakeslee                6,000          2.4         35.47  03/25/08        101,640       289,020
                                   6,000          2.4         26.69  10/23/08        100,680       255,240
Frederic H. Charpiot               5,000          2.0         35.47  03/25/08         84,700       240,850
                                   5,000          2.0         26.69  10/23/08         83,900       212,700
Margo F. Culcasi                   5,000          2.0         35.47  03/25/08         84,700       240,850
                                   5,000          2.0         26.69  10/23/08         83,900       212,700
Judith Doering-Nielsen             5,000          2.0         35.47  03/25/08         84,700       240,850
                                   5,000          2.0         26.69  10/23/08         83,900       212,700


------------------
(1)  Options granted on March 25, 1998, at an exercise price of $35.47 were cancelled on October 23, 1998, and reissued with an exercise price of $26.69.  See "-Compensation Committee Report" above.




The following table sets forth the stock options exercised in 1998 and the December 31, 1998, unexercised value of both vested and unvested stock options for the Corporation's Chief Executive Officer and the four other most highly compensated executive officers:



                 Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-end Option Values

                                                         Number of Securities         Value of Unexercised
                                                          Underlying Unexercised      In-the-Money Options
                              Shares                     Options at 12/31/98            at 12/31/98(1)
                             Acquired      Value      -------------------------------------------------------
Name                        on Exercise  Realized ($) Exercisable  Unexercisable   Exercisable  Unexercisable
----                        ---------------------------------------------------------------------------------

James R. Kenny                     0              -       20,000       17,000          $373,800      $93,450
Eugene E. Blakeslee                0              -       12,000        8,000          $299,040      $82,620
Frederic H. Charpiot               0              -       10,560        4,000          $252,667      $43,930
Margo F. Culcasi                 600        $13,107        8,000        6,000          $112,140     $142,720
Judith Doering-Nielsen             0              -        6,000        4,000          $149,520      $43,930

------------------

 (1)  Fair market value of the Corporation's Common Stock on December 31, 1998, was $28.00.


Employment Agreements


Mr. Kenny is employed by the Corporation and SJNB pursuant to an employment agreement dated March 27, 1996, which provides for a current annual salary of $200,000. The term of the agreement is three years, with annual one year extensions each year thereafter. In addition, Mr. Kenny is to receive an incentive bonus of 1.5% of the Corporation's pre-tax, pre-bonus net earnings before extraordinary items, provided that SJNB's net earnings before extraordinary items in any year during the term of the Agreement are equal to or exceed 1% of average assets. Mr. Kenny may also receive stock options. Pursuant to the Agreement, the Corporation provides an automobile for Mr. Kenny, as well as public liability and property damage insurance. Mr. Kenny also receives $250,000 in term life insurance coverage. In the event that Mr. Kenny is involuntarily terminated for reasons other than dishonesty or malfeasance, he is entitled to receive a lump sum payment equal to twenty-four months' salary (plus incentive or bonus payments accrued, if any). In the event of a "change in control," Mr. Kenny will receive a lump sum payment in an amount equal to two times his average annual compensation for the five years immediately preceding the change in control (plus incentive or bonus payments accrued, if any).



Mr. Blakeslee is employed by the Corporation and SJNB pursuant to an employment agreement dated March 27, 1996, which provides for a current annual salary of $150,000. The term of the agreement is one year, with automatic extensions each year thereafter. In addition, Mr. Blakeslee is entitled to participate in the Corporation's bonus plan, stock option plan or other arrangements authorized and approved by the Board of Directors. Mr. Blakeslee's agreement also requires that the Corporation provide an automobile for Mr. Blakeslee, as well as public liability and property damage insurance. In the event that Mr. Blakeslee is involuntarily terminated for reasons other than dishonesty or malfeasance, he is entitled to receive a lump sum payment equal to twelve months' salary (plus incentive or bonus payments accrued, if any). In the event of a "change in control," Mr. Blakeslee will receive severance pay in an amount equal to one times his average annual compensation for the five years immediately preceding the change in control (plus incentive or bonus payments accrued, if any).


Transactions with Directors and Officers

SJNB has had in the ordinary course of business, and expects to have in the future, banking transactions with directors, officers, shareholders and their associates, including transactions with corporations of which such persons are directors, officers or controlling shareholders. In the opinion of management of SJNB, all loans and commitments to lend included in such transactions have been and will be entered into with such persons in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness, and on terms not involving more than a normal risk of collectibility or presenting other unfavorable features.

Section 16(a) Beneficial Ownership Reporting Compliance


Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Corporation's directors, executive officers and any persons beneficially owning ten percent or more of the Corporation's common stock to timely file initial reports of ownership and reports of changes in that ownership with the SEC and the Nasdaq National Market. Such persons are required by SEC regulation to send copies of such reports to the Corporation. Based solely on a review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, during the fiscal year ended December 31, 1998, the Corporation believes all such filing requirements applicable to its directors, executive officers and ten percent shareholders were met.


                                 PROPOSAL NO. 2:
                      CLASSIFICATION OF BOARD OF DIRECTORS

Introduction


On February 24, 1999, the Board adopted an amendment to the Corporation's Restated Articles of Incorporation ("Articles") and Bylaws which provided that the Board of Directors be divided into three classes of directors, each consisting of a number of directors equal as nearly as practicable to one-third the total number of directors, for so long as the Board consists of at least nine authorized directors and, in the event that the total number of authorized directors on the Board is at least six but less than nine, for classification of the Board of Directors into two classes, each consisting of a number of directors equal as nearly as practicable to one-half the total number of directors. After initial implementation at the Meeting, each class of directors would be subject to election every third year and would serve for a three-year term for so long as the Board remained classified into three classes, or would be subject to election every second year and would serve for a two-year term in the event the Board were classified into two classes. Currently, all of the Corporation's directors are elected each year to serve a one-year term.

If the proposal is approved by the shareholders, the Board of Directors will, for purposes of initial implementation, designate three classes of directors for election at the Meeting. Class I will be elected initially for a one-year term expiring at the 2000 Annual Meeting of Shareholders; Class II will be elected initially for a two-year term expiring at the 2001 Annual Meeting of Shareholders; and Class III will be elected for a three-year term expiring at the Annual Meeting of Shareholders to be held in the year 2002; and, in each case, until their successors are duly elected and qualified. At each Annual Meeting after the 1999 Annual Meeting, only directors of the class whose term is expiring would be voted upon, and upon election each such director would serve a three-year term. Commencing with the Annual Meeting of Shareholders scheduled to occur in 2000, directors elected to Class I would serve for a three-year term and until their successors are duly elected and qualified, subject to any decrease in the total number of authorized directors, as described above. Subsequently in the years 2001 and 2002, directors elected to Class II and Class III, respectively, would also be elected for a three-year term and until their successors are duly elected and qualified.

Classification of the Board of Directors is permitted pursuant to Section 301.5 of the California Corporations Code. Under Section 301.5, a qualifying California corporation, such as the Corporation, may divide its board of directors into two or three classes, with one-half or one-third of the directors, respectively, elected at each annual meeting (or as near to one-half or one-third as practicable). The authorized number of directors must be not less than six in the case of a two-class board and not less than nine in the case of a three-class board. Classified boards of directors are permitted under the corporate law of a majority of states, and the Corporation believes that well over one-half of Fortune 500 companies provide for classified boards.

The number of directors to be elected at the Meeting is 11, which is the number currently provided in the Corporation's Bylaws for the size of the Board and the present number of directors. The Board of Directors has no present plans, arrangements, commitments or understandings with respect to increasing or decreasing the size of the Board or any class of directors.

The text of the proposed amendment to the Articles is set forth in Annex A to this Proxy Statement. If this Proposal No. 2 is adopted by the shareholders, in order to make the Bylaws consistent with the amendment to the Articles described in this Proposal No. 2, upon effectiveness of the filing of the amendment to the Articles with the Secretary of State of the State of California, Section 3 of
Article III of the Bylaws shall be amended to read as set forth in Annex A, which is incorporated herein by reference.

Effect of Classification of Board


If adopted, the classification of the Board will apply to every subsequent election of directors for so long as at least six directors are authorized under the Corporation's Bylaws and the classification provision is not amended. The Corporation's Bylaws provide that the Board of Directors shall consist of not less than nine and not more than seventeen directors, with the exact number of directors currently set at eleven. So long as the Board continues to consist of at least nine authorized directors, after initial implementation of the classified Board, directors will serve for a term of three years rather than one year, and one-third of the directors (or as near to one-third as practicable) will be elected each year.


In the event that the number of directors increases, the increase will be apportioned by the Board among the classes of directors to make each class as nearly equal in number as possible. If the number of authorized directors is decreased to at least six but less than nine, the directors will be apportioned by the Board among two classes, each consisting of one-half of the directors or as close an approximation as possible, directors will serve for a term of two years, and one-half the directors (or as near to one-half as practicable) will be elected each year. In any event, a decrease in the number of directors cannot shorten the term of any incumbent director. Vacancies on the Board created by any resignation, removal or other reason, or by an increase in the size of the Board, may be filled for the remainder of the term by the vote of the majority of the directors remaining in office or by the vote of holders of a majority of the outstanding shares of the Corporation's Common Stock.

Pursuant to California law, members of the Board of Directors may be removed by the Board of Directors for cause (defined to be a felony conviction or court declaration of unsound mind), by the shareholders without cause or by court order for fraudulent or dishonest acts or gross abuse of authority or discretion. In the case of a Board of Directors that is not classified, no director may be removed by the shareholders if the votes cast against such removal (or, if done by written consent, the votes eligible to be cast by the non-consenting shareholders) would have been sufficient to elect such director if voted cumulatively at an election at which the same total number of votes were cast (or, if the action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of the director's most recent election were then being elected (the "Relevant Number of Directors"). In the case of classified boards, the Relevant Number of Directors is (i) the number of directors elected at the most recent Annual Meeting of shareholders or, if greater, (ii) the number of directors sought to be removed. It should be noted that this removal provision applies equally to corporations that permit cumulative voting and to those that do not.

Other Effects

The Board of Directors believes that this amendment to the Articles and Bylaws is in the best interests of the Corporation and its shareholders.

Public companies are potentially subject to attempts by various individuals and entities to acquire significant minority positions in the company with the intent either of obtaining actual control of the company by electing their own slate of directors, or of achieving some other goal, such as the repurchase of their shares by the company at a premium. Public companies also are potentially subject to inadequately priced or coercive bids for control through majority share ownership. These prospective acquirors may be in a position to elect a company's entire board of directors through a proxy contest or otherwise, even though they do not own a majority of the company's outstanding shares at the time. If Proposal No. 2 is approved, a majority of the Company's directors could not be removed by such persons until two annual meetings of shareholders have occurred, unless such removal was for cause and the requisite vote was obtained. By providing this additional time to the Board of Directors and eliminating the possibility of rapid removal of the Board, the directors of the Company will have the necessary time to most effectively satisfy their responsibility to the Company's shareholders to evaluate any proposal and to assess and develop alternatives without the pressure created by the threat of imminent removal. In addition, Proposal No. 2, by providing that directors will serve three-year terms rather than one-year terms, will enhance continuity and stability in the composition of the Company's Board of Directors and in the policies formulated by the Board. The Board believes that this, in turn, will permit it more effectively to represent the interests of all shareholders, including responding to demands or actions by any shareholder or group. Following adoption of the classified board structure, at any given time at least one-third of the members of the Board of Directors will generally have had prior experience as directors of the Corporation. The Board believes that this will facilitate long-range planning, strategy and policy and will have a positive impact on customer and employee loyalty. The Corporation has not historically had problems with either the continuity or stability of its Board of Directors.

The classification of the Board of Directors will have the effect of making it more difficult to replace incumbent directors. So long as the Board is classified into three classes, a minimum of three annual meetings of shareholders would generally be required to replace the entire Board, absent intervening vacancies. While the proposal is not intended as a takeover-resistive measure in response to a specific threat, it may discourage the acquisition of large blocks of the Corporation's shares by causing it to take longer for a person or group of persons who acquire such a block of shares to effect a change in management.

If Proposal No. 2 is approved and implemented, a shareholder or group of shareholders seeking to replace a majority of the directors on the Board will generally need to influence the voting of at least a majority of the outstanding shares at two consecutive annual meetings. In addition, the Corporation has other corporate attributes that may also have the effect of helping the Corporation to resist an unfriendly acquisition. These include existing provisions in the Corporation's Articles and Bylaws eliminating, subject to certain exceptions, the liability of directors for monetary damages and eliminating cumulative voting; provisions in the bylaws providing for indemnification of directors and officers; and provisions in the Bylaws requiring advance notice of nomination of a candidate for election to the Board of Directors of the Corporation when the nomination is made by a person other than the nominating committee of the Board. In addition, at the Corporation's

1989 annual meeting, the Corporation's shareholders approved an amendment of the Articles which required the affirmative vote or written consent of two-thirds of the outstanding shares of the principal terms of a reorganization if such reorganization is not approved by 80% or more of the authorized number of directors. Unless readopted by the shareholders, this super-majority vote requirement ceases to be effective two years after its adoption. This Articles provision has not been readopted by the Corporation's shareholders; however, upon receiving such shareholder approval, this super-majority vote requirement could be readopted. See also "Proposal No. 3 - Authorization of Issuance of Preferred Stock."

This Proposal is not in response to any attempt to acquire control of the Corporation. However, the Board believes that adopting Proposal No. 2 is prudent, advantageous and in the best interests of shareholders because it will give the Board more time to fulfill its responsibilities to shareholders, and it will provide greater assurance of continuity and stability in the composition and policies of the Board of Directors. The Board also believes such advantages outweigh any disadvantage relating to discouraging potential acquirors from attempting to obtain control of the Corporation.

Required Approval


Approval of the proposed amendment to the Articles and the Bylaws requires the affirmative vote of the holders of a majority of the outstanding shares of the Corporation's Common Stock.


Recommendation of Management

THE BOARD OF DIRECTORS BELIEVES THAT THE ADVANTAGES OF THE PROPOSED AMENDMENT TO THE ARTICLES AND BYLAWS CLASSIFYING THE BOARD OF DIRECTORS FOR PURPOSES OF THE ELECTION OF DIRECTORS GREATLY OUTWEIGH THE POSSIBLE DISADVANTAGES OF THE AMENDMENT. ACCORDINGLY, THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE PROPOSED AMENDMENT AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR ITS
                                                                         ---
APPROVAL.

                                 PROPOSAL NO. 3:
                  AUTHORIZATION OF ISSUANCE OF PREFERRED STOCK

Introduction

On February 24, 1999, the Board adopted an amendment to Article Three of the Articles which authorizes the issuance of up to 5,000,000 shares of Preferred Stock. In order to be effective, this amendment of the Articles must be approved by holders of a majority of the outstanding shares of the Corporation's Common Stock. The Board believes that it is in the best interests of the Corporation and its shareholders to approve an amendment of the Articles to authorize the issuance of up to 5,000,000 shares of Preferred Stock, which may be issued in one or more series and which shall have such rights, preferences, privileges and restrictions as determined by the Board of Directors. The authorization of such Preferred Stock would provide the Corporation with flexibility in terms of capital structure and would permit the Board to react without further shareholder approval to the Corporation's capital needs or to strategic requirements which may arise in the future. It is proposed that the text of Article Three of the Articles be amended to read as follows:

         Capitalization. This corporation is authorized to issue two classes of shares designated "Common Stock," and "Preferred Stock," respectively. The number of shares of Common Stock authorized to be issued is 20,000,000, and the number of shares of Preferred Stock authorized to be issued is 5,000,000. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is authorized to fix the number of shares of any series of Preferred Stock and to determine the designation of any such series. The Board of Directors is also authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

Reasons for the Amendment


The vast majority of publicly traded companies have authorized one or more classes or series of Preferred Stock. Preferred Stock is generally defined to mean any class of equity securities which has a dividend and/or liquidation preference over common stock. Pursuant to the proposed amendment to the Corporation's Articles, the rights, preferences, privileges and restrictions of any Preferred Stock shall be determined by the Board of Directors. As a result, in the event that this proposed amendment to the Corporation's Articles is adopted by shareholders, the Board of Directors may authorize the issuance of Preferred Stock or series of Preferred Stock that have certain dividend and/or liquidation preferences over the Corporation's Common Stock as well as those other rights, preferences, privileges and restrictions determined by the Board of Directors. Additionally, in the event that the Corporation were to acquire another corporation which had outstanding preferred shares, the presence in the Corporation's Articles of the ability to issue Preferred Stock would give the Corporation greater flexibility in structuring such acquisition. No such acquisitions are pending or currently contemplated.


Other Effects

The Board believes that this amendment to the Articles is in the best interests of the Corporation and its shareholders.

Issuance of shares of preferred stock or adoption of a shareholders' rights plan which utilizes preferred stock may discourage or make more difficult or expensive certain mergers, tender offers or other purchases of the Corporation's Common Stock and might discourage potential takeover attempts.

The Corporation does not at the present time have any plan or intention to issue shares of such Preferred Stock or to adopt a shareholders' rights plan. The Corporation's Articles presently authorize 20,000,000 shares of Common Stock and no change to that number of shares is requested.

The authorization of shares of Preferred Stock pursuant to this proposal will have no dilutive effect upon the proportionate voting power of the present shareholders of the Corporation. However, to the extent that preferred shares which are convertible into the Corporation's Common Stock are subsequently issued in connection with any corporate action to persons other than the present shareholders, such issuance could have a dilutive effect on the earnings per share and voting power of present shareholders.

In addition, although the issuance of shares of Preferred Stock in certain instances may have the effect of forestalling a hostile takeover, the Board of Directors does not intend or view the authorization of Preferred Stock as an anti-takeover measure. Notwithstanding the Board's intention, under California law under certain circumstances, holders of preferred shares, even if those shares are not granted voting rights, will have the right to vote in connection with certain fundamental corporate transactions such as a reorganization; under those circumstances unless the requisite vote is obtained from holders of that class, the preferred shareholders may effectively be able to block transactions which are otherwise supported by the common shareholders. The Corporation is not aware of any proposed or contemplated transaction of this type, and this amendment to the Articles is not being recommended in response to any specific effort of which the Corporation is aware to obtain control of the Corporation. The authorized shares of Preferred Stock will be available for issuance at such times and for such purposes as the Board of Directors may deem advisable without further action by the Corporation's shareholders, except as may be required by applicable laws or regulations. Other than as disclosed in Proposal No. 2 herein above, the Board of Directors does not believe the Articles or Bylaws of the Corporation currently contain any other provisions which should be viewed as anti-takeover devices.

Required Approval


Approval of the proposed amendment to Article Three of the Articles requires the affirmative vote of a majority of the outstanding shares of the Corporation's Common Stock.


Recommendation of Management

THE BOARD OF DIRECTORS BELIEVES THAT THIS PROPOSAL IS IN THE BEST INTERESTS OF THE CORPORATION AND ITS SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR ITS APPROVAL.
                  ---

                                 PROPOSAL NO. 4:
             APPROVAL OF THE AMENDMENT TO THE 1996 STOCK OPTION PLAN

Summary of the 1996 Stock Option Plan


The Corporation's 1996 Stock Option Plan, as amended (the "Plan"), which was approved by the shareholders in May 1996 and amended in 1998, provides for awards in the form of options (which may constitute incentive stock options or non-statutory stock options) to key employees and outside directors. The Compensation Committee of the Board of Directors (the "Committee") selects the key employees of the Corporation or any subsidiary who will receive awards, determines the size of any award and establishes any vesting or other conditions. Grants of options to outside directors are subject to the restrictions in the Plan. At the date of this proxy statement, there were 88 individuals (other than non-employee directors) eligible for awards of options under the Plan. The fair market value of the Company's Common Stock subject to such awards on April 8, 1999, was $27.125 per share. As of April 12, 1999, 374,610 options have been granted, of which 148,000 have been granted to non-employee directors, which are still outstanding under the Plan.


The total number of shares of Common Stock available for grant under the Plan is 479,080. The total number of shares available for grant under the Plan is subject to adjustment in the event of stock splits, stock dividends and other similar recapitalization transactions. No individual may receive option grants in a single year covering more than 100,000 shares. If any options are forfeited, or if options terminate for any other reason prior to exercise, then such options again become available for awards.

The above summary description of the Plan is qualified in its entirety by reference to the Plan, a copy of which is available upon written request to the Corporate Secretary, SJNB Financial Corp., One North Market Street, San Jose, CA 95113. Shareholders are urged to read the Plan in its entirety.

Proposed Amendment


The purpose of the Plan is to promote the long-term success of the Corporation and the creation of shareholder value by (a) encouraging key employees and outside directors to focus on critical long-range objectives, (b) encouraging the attraction and retention of key employees and outside directors with strong qualifications, including key executives that may join the Corporation in the future as a result of acquisitions, and (c) linking key employees and outside directors directly to shareholder interests through increased stock ownership. In this regard the Corporation has found that, in order to fulfill the purposes of this Plan, it is necessary to provide sufficient options to continue the automatic grant of options to directors who are not employees of the Corporation or any of its subsidiaries (each, an "Outside Director") and award new and existing employees to continue to provide appropriate incentives in 1999 and beyond. Under the proposed amendment, an additional 150,000 shares of Common Stock would be added to the shares currently authorized under the Plan, bringing the total number of shares of Common Stock available for grant under the Plan to 629,080. Based on the number of currently outstanding options, 233,205 options would be available for grant under the Plan, of which the ten Outside Directors would automatically receive an aggregate of 50,000 options annually.


The amendment, which is subject to shareholder approval, would amend and restate
Section 3.1 of the Plan to read as follows:

         3.1 BASIC LIMITATION. The aggregate number of Options awarded under the Plan shall not exceed 619,080, subject to Section 3.2. No grants shall be made under the Predecessor Plan after May 22, 1996. The limitation of this Section 3.1 shall be subject to adjustment pursuant to Article 7.

Section 3.2 provides that if any option granted under the Plan or any predecessor plan is forfeited or terminates for any other reason before being exercised in full, then the Common Stock corresponding to the unexercised portion of such option shall become available for new grants under the Plan.

Federal Income Tax Consequences

The proposed amendment of the Plan to increase the number of shares of Common Stock available for grant under the Plan will have no effect upon the tax consequences to either participants or the Corporation of option grants or exercises.

Amended Plan Benefits

The Committee has full discretion to determine the number of options to be granted to employees under the Plan; provided, however, that no individual may receive option grants in a single calendar year covering more than 100,000 shares. Therefore, the aggregate benefits and amounts that will be received by each of the officers named in the Summary Compensation Table, the executive officers as a group and all other employees under the amended Plan are not presently determinable. Details on awards granted during the last year to the executive officers named in the Summary Compensation Table are presented in such table. Until the Board directs otherwise or an Outside Director ceases to serve as a director, each Outside Director will receive an annual automatic grant of 5,000 options.

Required Approval

The adoption of the proposed amendment to the Plan requires the affirmative vote of not less than a majority of the shares of Common Stock present in person or represented and voting at the Meeting.

Recommendation of Management

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE
                                                             ---
ADOPTION OF THE AMENDMENT TO THE CORPORATION'S 1996 STOCK OPTION PLAN.

                                 PROPOSAL NO. 5:
          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

Ratification of KPMG LLP

The Board of Directors has selected KPMG LLP to serve as independent public accountants for the Corporation and its subsidiary for the year ending December 31, 1999. KPMG LLP examined the financial statements of the Corporation and its subsidiary for the year ended December 31, 1998. KPMG LLP has informed the Corporation that it has had no connection during the past three years with the Corporation or its subsidiary in the capacity of promoter, underwriter, voting trustee, director or employee.

In recognition of the important role of the independent public accountants, the Board of Directors has determined that its selection of the independent public accountants should be submitted to the shareholders for review and ratification on an annual basis.

In the event the appointment is not ratified by the shareholders, the adverse vote will be deemed to be an indication to the Board of Directors that it should consider selecting other independent public accountants for 2000. Because of the difficulty and expense of making any substitution of accounting firms after the beginning of the current year, it is the intention of the Board of Directors that the appointment of KPMG LLP for the year 1999 will stand unless for other reasons the Board of Directors deems it necessary or appropriate to make a change. The Board of Directors also retains the power to appoint another independent public accounting firm to replace an accounting firm ratified by the shareholders in the event the Board of Directors determines that the interests of the Corporation require such a change.

It is anticipated that representatives of KPMG LLP will be present at the Meeting and will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Required Approval


The affirmative vote of a majority of the shares present in person or represented and voting at the Meeting is required for ratification of KPMG LLP as the Corporation's independent public accountants.


Recommendation of Management

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE
                                                             ---
RATIFICATION OF THE SELECTION OF KPMG LLP TO SERVE AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE CORPORATION AND ITS SUBSIDIARY FOR 1999.

                                  OTHER MATTERS

The Board of Directors knows of no other matters which will be brought before the Meeting, but if such matters are properly presented to the Meeting, proxies solicited hereby will be voted in accordance with the judgment of the persons holding such proxies.

                           ANNUAL REPORT ON FORM 10-K


A copy of the Corporation's Annual Report on Form 10-K for the year ended December 31, 1998, is included in the Corporation's Annual Report to Shareholders.

                                     ANNEX A

                          TEXT OF PROPOSED AMENDMENT TO
                  RESTATED ARTICLES OF INCORPORATION AND BYLAWS
                        CONCERNING THE CLASSIFICATION OF
                             THE BOARD OF DIRECTORS

The Restated Articles of Incorporation of the Corporation shall be amended by adding thereto a new Article Eight which shall read as set forth below:

    Eight:   Classified Board of Directors.
             -----------------------------

    (a) The number of directors which shall constitute the whole board of directors of this corporation shall be specified in the bylaws of the corporation.


    (b) In the event that the authorized number of directors shall be fixed at nine (9) or more, the board of directors shall be divided into three classes: Class I, Class II and Class III, each consisting of a number of directors equal as nearly as practicable to one-third the total number of directors. Directors in Class I shall initially serve for a term expiring at the 2000 Annual Meeting of Shareholders, directors in Class II shall initially serve for a term expiring at the 2001 Annual Meeting of Shareholders, and directors in Class III shall initially serve for a term expiring at the 2002 Annual Meeting of Shareholders. Thereafter, each director shall serve for a term ending at the third annual shareholders meeting following the annual meeting at which such director was elected. In the event that the authorized number of directors shall be fixed with at least six (6) but less than nine (9), the board of directors shall be divided into two classes, designated Class I and Class II, each consisting of one-half of the directors or as close an approximation as possible. At each annual meeting, each of the successors to the directors of the class whose term shall have expired at such annual meeting shall be elected for a term running until the second annual meeting next succeeding his or her election and until his or her successor shall have been duly elected and qualified. The foregoing notwithstanding, each director shall serve until his successor shall have been duly elected and qualified, unless he shall resign, die, become disqualified or disabled, or shall otherwise be removed.


    (c) At each annual election, the directors chosen to succeed those whose terms then expire shall be identified as being of the same class as the directors they succeed, unless, by reason of any intervening changes in the authorized number of directors, the board of directors shall designate one or more directorships whose term then expires as directorships of another class in order more nearly to achieve equality in the number of directors among the classes. When the board of directors fills a vacancy resulting from the resignation, death, disqualification or removal of a director, the director chosen to fill that vacancy shall be of the same class as the director he succeeds, unless, by reason of any previous changes in the authorized number of directors, the board of directors shall designate the vacant directorship as a directorship of another class in order more nearly to achieve equality in the number of directors among the classes.

    (d) Notwithstanding the rule that the classes shall be as nearly equal in number of directors as possible, in the event of any change in the authorized number of directors, each director then continuing to serve as such will nevertheless continue as a director of the class of which he is a member, until the expiration of his current term or his earlier resignation, death, disqualification or removal. If any newly created directorship or vacancy on the board of directors, consistent with the rule that the three classes shall be as nearly equal in number of directors as possible, may be allocated to one or two or more classes, the board of directors shall allocate it to that of the available class whose term of office is due to expire at the earliest date following such allocation.

Section 3 of Article III of the Corporation's Bylaws shall be amended in its entirety to read as follows:


       Section 3. Election and Term of Office. In the event that the authorized number of directors shall be fixed at nine (9) or more, the Board of Directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist of one-third of the directors or as close an approximation as possible. The initial term of office of the directors of Class I shall expire at the annual meeting to be held during fiscal year 2000, the initial term of office of the directors of Class II shall expire at the annual meeting to be held during fiscal year 2001 and the initial term of office of the directors of Class III shall expire at the annual meeting to be held during fiscal year 2002. At each annual meeting, commencing with the annual meeting to be held during fiscal year 2000, each of the successors to the directors of the class whose term shall have expired at such annual meeting shall be elected for a term running until the third annual meeting next succeeding his or her election until his or her successor shall have been duly elected and qualified. In the event that the authorized number of directors shall be fixed with at least six (6) but less than nine (9), the Board of Directors shall be divided into two classes, designated Class I and Class
       II. Each class shall consist of one-half of the directors or as close an approximation as possible. At each annual meeting, each of the successors to the directors of the class whose term shall have expired at such annual meeting shall be elected for a term running until the second annual meeting next succeeding his or her election and until his or her successor shall have been duly elected and qualified. Notwithstanding the rule that the classes shall be as nearly equal in number of directors as possible, in the event of any change in the authorized number of directors, each director then continuing to serve as such shall nevertheless continue as a director of the class of which he or she is a member until the expiration of his or her current term, or his or her prior death, resignation or removal. At each annual election, the directors chosen to succeed those whose terms then expire shall be of the same class as the directors they succeed, unless, by reason of any intervening changes in the authorized number of directors, the Board of Directors shall designate one or more directorships whose term then expires as directorships of another class in order more nearly to achieve equality of number of directors among the classes. This section only may be amended or repealed by approval of the Board of Directors and the outstanding shares (as defined in Section 152 of the California General Corporation Law) voting as a single class, notwithstanding Section 903 of the California General Corporation Law.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                              SJNB FINANCIAL CORP.



The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders of SJNB Financial Corp., a California corporation (the "Corporation") dated April 16, 1999, and revoking any proxy heretofore given, hereby constitutes and appoints Douglas L. Shen, Diane P. Rubino and F. Jack Gorry, or any of them, with full power of substitution, as attorney and proxy to appear and vote all of the shares of Common Stock of the Corporation standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Shareholders of the Corporation to be held in the Main Dining Room at The San Jose Country Club, 15571 Alum Rock Avenue, San Jose, California on May 26, 1999 at 10:00 a.m. local time, or at any adjournments or postponements thereof, upon the following items as set forth in the Notice of Annual Meeting and more fully described in the Proxy Statement.


1.       Election of Directors.
                  FOR ALL nominees (except as marked to the contrary below) __ WITHHOLD AUTHORITY __

         R.S. Akamine, R.A. Archer, A.V. Bruno, R. Diridon, F.J. Gorry, J.R. Kenny, A.K. Lund, L. Oneal, D.P. Rubino, D. L. Shen,
         G.S. Vandeweghe

         (Instructions: To withhold a vote for one or more nominees, strike a line through that nominee's name. To vote for all nominees except one whose name is struck, check "FOR." To vote against all nominees named above, check "WITHHOLD AUTHORITY.")

2. Approval of Amendment to Articles of Incorporation and Bylaws to classify the Board of Directors into three classes.

                  FOR __ AGAINST __ ABSTAIN __

3. Approval of Amendment to Articles of Incorporation to authorize the issuance of Preferred Stock.

                  FOR __ AGAINST __ ABSTAIN __

4. Approval of Amendment to 1996 Stock Option Plan to authorize the issuance of an additional 150,000 options to purchase
         Common Stock.

                  FOR __ AGAINST __ ABSTAIN __

5. Ratification of Accountants. To ratify the appointment of KPMG LLP as independent certified public accountants for the Corporation for 1999.

                  FOR __ AGAINST __ ABSTAIN __


6. Other Business. The proxies are authorized to vote in their discretion on such other matters as may properly come before the meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN SPECIFIED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1, IN FAVOR OF PROPOSAL 2, IN FAVOR OF PROPOSAL 3, IN FAVOR OF PROPOSAL 4, IN FAVOR OF PROPOSAL 5 AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING.

                                             Dated ____________________, 1999

                                             --------------------------------
                                                        (Signature)

                                             --------------------------------
                                                        (Signature)


                               (This proxy should be marked, dated,
                               signed by the shareholder(s) exactly as
                               his or her name appears hereon and
                               returned promptly in the enclosed
                               envelope. Executors, administrators,
                               guardians, officers of the corporation
                               and others signing in a fiduciary
                               capacity should state their full titles
                               as such. If shares are held by joint
                               tenants or as community property, both
                               should sign.)


                                    DO NOT FOLD, STAPLE OR MUTILATE

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY, USING THE ENCLOSED ENVELOPE.